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                                                                     EXHIBIT 4.1

                                AGCO CORPORATION
                                   as Issuer,

                                       and

                                 SUNTRUST BANK,
                                   as Trustee

                                    INDENTURE

                                   Dated as of

                                December 23, 2003

              1-3/4% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2033

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                                TABLE OF CONTENTS

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                                                     ARTICLE I
                                                    Definitions

Section 1.01. Definitions................................................................................         1

                                                     ARTICLE II
                         Issue, Description, Execution, Registration and Exchange of Notes

Section 2.01. Designation, Amount and Issue of Notes.....................................................        12
Section 2.02. Form of Notes..............................................................................        13
Section 2.03. Date and Denomination of Notes; Payments of Interest.......................................        13
Section 2.04. Execution and Authentication of Notes......................................................        15
Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer...................        15
Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes.................................................        21
Section 2.07. Temporary Notes............................................................................        22
Section 2.08. Cancellation of Notes......................................................................        22
Section 2.09. CUSIP Numbers..............................................................................        22

                                                    ARTICLE III
                                         Redemption and Repurchase of Notes

Section 3.01. Redemption of Notes at the Option of the Company...........................................        23
Section 3.02. Notice of Optional Redemption; Selection of Notes..........................................        23
Section 3.03. Payment of Notes Called for Redemption by the Company......................................        25
Section 3.04. Conversion Arrangement on Call for Redemption..............................................        25
Section 3.05. Redemption at Option of Holders upon a Fundamental Change..................................        26
Section 3.06. Repurchase of Notes by the Company at Option of the Holder.................................        28
Section 3.07. Procedures for the Repurchase of Notes.....................................................        29
Section 3.08. Effect of Repurchase Notice................................................................        30
Section 3.09. Deposit of Purchase Price..................................................................        31
Section 3.10. Notes Repurchased in Part..................................................................        31
Section 3.11. Repayment to the Company...................................................................        31

                                                     ARTICLE IV
                                        Particular Covenants of the Company

Section 4.01. Payment of Principal, Premium and Interest.................................................        31
Section 4.02. Maintenance of Office or Agency............................................................        31
Section 4.03. Appointments to Fill Vacancies in Trustee's Office.........................................        32
Section 4.04. Provisions as to Paying Agent..............................................................        32
Section 4.05. Existence..................................................................................        33
Section 4.06. Maintenance of Properties..................................................................        33
Section 4.07. Payment of Taxes and Other Claims..........................................................        34
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Section 4.08. Rule 144A Information Requirement..........................................................        34
Section 4.09. Stay, Extension and Usury Laws.............................................................        34
Section 4.10. Compliance Certificate; Notice of Default..................................................        35
Section 4.11. Liquidated Damages Notice..................................................................        35

                                                     ARTICLE V
                           Noteholders' Lists and Reports by the Company and the Trustee

Section 5.01. Company to Furnish Trustee Names and Addresses of Noteholders..............................        35
Section 5.02. Preservation and Disclosure of Lists.......................................................        36
Section 5.03. Reports by Trustee.........................................................................        36
Section 5.04. Reports by Company.........................................................................        36

                                                     ARTICLE VI
                           Remedies of the Trustee and Noteholders on an Event of Default

Section 6.01. Events of Default; Acceleration............................................................        37
Section 6.02. Payments of Notes on Default; Suit Therefor................................................        39
Section 6.03. Application of Monies Collected by Trustee.................................................        41
Section 6.04. Proceedings by Noteholder..................................................................        41
Section 6.05. Proceedings by Trustee.....................................................................        42
Section 6.06. Remedies Cumulative and Continuing.........................................................        42
Section 6.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders.................        43
Section 6.08. Undertaking to Pay Costs...................................................................        43

                                                    ARTICLE VII
                                                    The Trustee

Section 7.01. Certain Duties and Responsibilities........................................................        44
Section 7.02. Notice of Defaults.........................................................................        44
Section 7.03. Certain Rights of the Trustee..............................................................        44
Section 7.04. Not Responsible for Statements or Issuance of Notes........................................        46
Section 7.05. May Hold Notes.............................................................................        46
Section 7.06. Monies to be Held in Trust.................................................................        46
Section 7.07. Compensation and Reimbursement.............................................................        46
Section 7.08. Disqualification; Conflicting Interests....................................................        47
Section 7.09. Corporate Trustee Required; Eligibility....................................................        47
Section 7.10. Resignation and Removal of Trustee; Appointment of Successor...............................        47
Section 7.11. Acceptance of Appointment of Successor.....................................................        48
Section 7.12. Merger, Conversion, Consolidation or Succession to Business................................        49
Section 7.13. Preferential Collection of Claims Against Company..........................................        49

                                                    ARTICLE VIII
                                                  The Noteholders

Section 8.01. Action by Noteholders......................................................................        49
Section 8.02. Proof of Execution by Noteholders..........................................................        50
Section 8.03. Who Are Deemed Absolute Owners.............................................................        50
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Section 8.04. Company-Owned Notes Disregarded............................................................        50
Section 8.05. Revocation of Consents, Future Holders Bound...............................................        50

                                                     ARTICLE IX
                                              Meetings of Noteholders

Section 9.01. Purpose of Meetings........................................................................        51
Section 9.02. Call of Meetings by Trustee................................................................        51
Section 9.03. Call of Meetings by Company or Noteholders.................................................        52
Section 9.04. Qualifications for Voting..................................................................        52
Section 9.05. Regulations................................................................................        52
Section 9.06. Voting.....................................................................................        53
Section 9.07. No Delay of Rights by Meeting..............................................................        53

                                                     ARTICLE X
                                              Supplemental Indentures

Section 10.01. Supplemental Indentures Without Consent of Noteholders....................................        53
Section 10.02. Supplemental Indenture with Consent of Noteholders........................................        54
Section 10.03. Effect of Supplemental Indenture..........................................................        55
Section 10.04. Notation on Notes.........................................................................        55
Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee...............        56

                                                     ARTICLE XI
                                            Merger, Consolidation, Etc.

Section 11.01. Mergers, Consolidations and Certain Transfers, Leases and Acquisitions of Assets..........        56
Section 11.02. Successor to Be Substituted...............................................................        56
Section 11.03. Opinion of Counsel to Be Given Trustee....................................................        56

                                                    ARTICLE XII
                                      Satisfaction and Discharge of Indenture

Section 12.01. Discharge of Indenture....................................................................        57
Section 12.02. Deposited Monies to Be Held in Trust by Trustee...........................................        58
Section 12.03. Paying Agent to Repay Monies Held.........................................................        58
Section 12.04. Return of Unclaimed Monies................................................................        58
Section 12.05. Reinstatement.............................................................................        58

                                                    ARTICLE XIII
                          Immunity of Incorporators, Stockholders, Officers and Directors

Section 13.01. Indenture and Notes Solely Corporate Obligations..........................................        58

                                                    ARTICLE XIV
                                                Conversion of Notes

Section 14.01. Right to Convert..........................................................................        59
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Section 14.02. Conversion Procedures.....................................................................        61
Section 14.03. Cash Payments in Lieu of Fractional Shares................................................        63
Section 14.04. Conversion Rate...........................................................................        63
Section 14.05. Adjustment of Conversion Rate.............................................................        63
Section 14.06. Effect of Reclassification, Consolidation, Merger or Sale.................................        71
Section 14.07. Taxes on Shares Issued....................................................................        72
Section 14.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements;
                Listing of Common Stock..................................................................        72
Section 14.09. Responsibility of Trustee.................................................................        73
Section 14.10. Notice to Holders Prior to Certain Actions................................................        74
Section 14.11. Rights Issued in Respect of Common Stock Issued upon Conversion...........................        74

                                                     ARTICLE XV
                                               Subordination of Notes

Section 15.01. Notes Subordinated to Senior Indebtedness.................................................        75
Section 15.02. No Payment on Notes in Certain Circumstances..............................................        75
Section 15.03. Payment over Proceeds upon Dissolution Etc................................................        76
Section 15.04. Subrogation...............................................................................        78
Section 15.05. Obligations of Company Unconditional......................................................        79
Section 15.06. Notice to Trustee.........................................................................        79
Section 15.07. Reliance on Judicial Order or Certificate of Liquidating Agent............................        80
Section 15.08. Trustee's Relation to Senior Indebtedness.................................................        80
Section 15.09. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior
                Indebtedness.............................................................................        80
Section 15.10. Holders Authorize Trustee to Effectuate Subordination of Notes............................        81
Section 15.11. Not to Prevent Events of Default..........................................................        81
Section 15.12. Trustee's Compensation Not Prejudiced.....................................................        81
Section 15.13. No Waiver of Subordination Provisions.....................................................        81
Section 15.14. Payments May Be Paid Prior to Dissolution.................................................        81
Section 15.15. Consent of Holders of Senior Indebtedness Under the Bank Credit Agreement.................        82
Section 15.16. Trust Moneys Not Subordinated.............................................................        82

                                                    ARTICLE XVI
                                              Miscellaneous Provisions

Section 16.01. Provisions Binding on Company's Successors................................................        82
Section 16.02. Official Acts by Successor Corporation....................................................        82
Section 16.03. Addresses for Notices, Etc................................................................        82
Section 16.04. Governing Law.............................................................................        83
Section 16.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee.................        83
Section 16.06. Legal Holidays............................................................................        83
Section 16.07. Trust Indenture Act.......................................................................        83
Section 16.08. No Security Interest Created..............................................................        84
Section 16.09. Benefits of Indenture.....................................................................        84
Section 16.10. Table of Contents, Headings, Etc..........................................................        84
Section 16.11. Authenticating Agent......................................................................        84
Section 16.12. Execution in Counterparts.................................................................        85
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Section 16.13. Severability..............................................................................        85

Exhibit A      Form of Note..............................................................................       A-1
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                                    INDENTURE

                  INDENTURE dated as of December 23, 2003 between AGCO Corporation, a Delaware corporation (hereinafter called the "COMPANY"), and SunTrust Bank, a Georgia banking corporation, as trustee hereunder (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 1-3/4% Convertible Senior Subordinated Notes due 2033 (hereinafter called the "NOTES"), in an aggregate principal amount not to exceed $201,250,000 on the date hereof, and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

                  WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect redemption upon a fundamental change, a form of purchase notice, and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for;

                  WHEREAS, all acts and things necessary to duly authorize the issuance of the Common Stock issuable upon the conversion of the Notes, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done and performed; and

                  WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01. Definitions. The terms defined in this Section
1.01. (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section
1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein

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otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein", "hereof", "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

                  "ACCEPTED PURCHASED SHARES" has the meaning specified in
Section 14.05(e)(B).

                  "ADDITIONAL NOTES" has the meaning specified in Section 2.01.

                  "ADJUSTMENT EVENT" has the meaning specified in Section 14.05(j).

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "AGENT MEMBERS" has the meaning specified in Section 2.05(b).

                  "AVERAGE MARKET PRICE" has the meaning specified in Section 14.05(f).

                  "BANK CREDIT AGREEMENT" means the credit agreement dated April 17, 2001, as amended, among AGCO, certain of its subsidiaries named therein, the lenders named therein, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank, Nederland," New York Branch ("Rabobank"), SunTrust Bank and Credit Suisse First Boston, as Co-Syndication Agents; Rabobank, Cobank, ACB and Bear Stearns Corporate Lending, Inc., as Co-Documentation Agents; Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," Canadian Branch, as Canadian administrative agent, and Rabobank as administrative agent, together with all agreements, instruments and documents executed or delivered pursuant thereto or in connection therewith, in each case as such agreements, documents or instruments may be amended, supplemented, extended, renewed, replaced or otherwise modified from time to time, including, but not limited by, the credit agreement and other documents executed in connection with the credit facility contemplated by that certain commitment letter dated August 15, 2003 from Rabobank to the Company.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it hereunder.

                  "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

                  "CAPITALIZED LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations

                                     - 2 -

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of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; and "CAPITALIZED LEASE OBLIGATIONS" means the discounted present value of the rental obligations under such lease.

                  "CLOSING SALE PRICE" means, as of any date, the closing sale price per share of Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the New York Stock Exchange or such other principal United States securities exchange on which shares of Common Stock may be traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market System or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Company shall be entitled to determine the Closing Sale Price on the basis of such quotations as it considers appropriate. Closing Sale Price shall be determined without reference to extended or after hours trading.

                  "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 14.06, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture, including any Rights attached thereto, (namely, the Common Stock, par value $0.01) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "COMPANY" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 11 and Section 14.06, shall include its successors and assigns.

                  "COMPANY REPURCHASE NOTICE" has the meaning specified in
Section 3.07(c).

                  "COMPANY REPURCHASE NOTICE DATE" has the meaning specified in
Section 3.07(b).

                  "CONVERSION AGENT" means the Trustee or any other Person appointed by the Company to accept Notes presented for conversion.

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                  "CONVERSION DATE" has the meaning specified in Section 14.02.

                  "CONVERSION NOTICE" has the meaning specified in Section
14.02.

                  "CONVERSION PRICE" as of any date will equal $1,000 divided by the Conversion Rate as of such date.

                  "CONVERSION RATE" has the meaning specified in Section 14.04.

                  "CORPORATE TRUST OFFICE" means the designated office of the Trustee, in the Borough of Manhattan, The City of New York, which office is at the date hereof located at c/o Computershare Trust Company of New York, 88 Pine Street, Wall Street Plaza, 19th Floor, New York, New York 10005.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values to or under which the Company or any of its Subsidiaries is a party or a beneficiary on the date hereof or there after.

                  "CUSTODIAN" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

                  "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

                  "DEFAULTED INTEREST" has the meaning specified in Section
2.03.

                  "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

                  "DESIGNATED SENIOR INDEBTEDNESS" means (i) Indebtedness and all other monetary obligations (including expenses, fees and other monetary obligations) under the Bank Credit Agreement and (ii) any other Indebtedness constituting Senior Indebtedness that, at any date of determination, has an aggregate principal amount of at least $25 million and is specifically designated by the Company in the instrument creating or evidencing such Senior Indebtedness as "Designated Senior Indebtedness."

                  "DETERMINATION DATE" has the meaning specified in Section 14.05(j).

                  "DISTRIBUTION" has the meaning specified in Section 14.05(d).

                  "EVENT OF DEFAULT" means any event specified in Section 6.01 as an Event of Default.

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                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "EX-DIVIDEND TIME" has the meaning specified in Section 14.01(b).

                  "EXPIRATION TIME" has the meaning specified in Section 14.05(e)(A).

                  "FAIR MARKET VALUE" has the meaning specified in Section 14.05(f).

                  "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, binding share exchange, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive, consideration which is not all or substantially all common stock that is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or approved (or, upon consummation of or immediately following such transaction or event, which will be approved) for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

                  "FUNDAMENTAL CHANGE EXPIRATION TIME" has the meaning specified in Section 3.05(b).

                  "FUNDAMENTAL CHANGE NOTICE" has the meaning specified in
Section 3.05(b).

                  "FUNDAMENTAL CHANGE REDEMPTION DATE" has the meaning specified in Section 3.05(a).

                  "GAAP" means United States generally accepted accounting principles.

                  "GLOBAL NOTE" has the meaning specified in Section 2.02.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such
Person:

                  (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

                  (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

                  "INCUR" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  "INDEBTEDNESS" means, with respect to any Person at any date of determination (without duplication):

                  (a)      all indebtedness of such Person for borrowed money;

                  (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (other than any non-negotiable notes issued to insurance carriers in lieu of maintenance of policy reserves in connection with workers' compensation and liability insurance programs);

                  (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto, but excluding obligations with respect to letters of credit (including trade letters of credit) securing obligations (other than obligations described in clauses (i) or (ii) above or clauses (v), (vi) or (vii) below) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement);

                  (d) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except Trade Payables;

                  (e) all obligations of such Person as lessee under Capitalized Leases;

                  (f) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness shall be the lesser of (A) the Fair Market Value of such asset at such date of determination and (B) the amount of such Indebtedness;

                  (g) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person; and

                  (h) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements.

         The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided that Indebtedness shall not include (1) any liability for federal, state, local or other taxes or (2) any obligations of such Person pursuant to Receivables Programs to the extent such obligations are nonrecourse to such Person and its Subsidiaries.

                  "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  "INITIAL PURCHASERS" means Morgan Stanley & Co. Incorporated and Rabo Securities USA, Inc.

                  "INTEREST" means, when used with reference to the Notes, any interest payable under the terms of the Notes and Liquidated Damages, if any, payable under the terms of the Registration Rights Agreement.

                  "INTEREST RATE AGREEMENT" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates to or under which the Company of any of its Subsidiaries is a party or beneficiary or becomes a party or a beneficiary hereafter.

                  "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest to the extent that the obligation to do so has arisen).

                  "LIQUIDATED DAMAGES" has the meaning specified for "Liquidated Damages Amount" in the Registration Rights Agreement.

                  "LIQUIDATED DAMAGES NOTICE" has the meaning specified in
Section 4.12.

                  "NOTE" or "NOTES" has the meaning specified in the recitals hereof, and includes both Original Notes and Additional Notes.

                  "NOTE REGISTER" has the meaning specified in Section 2.05(a).

                  "NOTE REGISTRAR" has the meaning specified in Section 2.05(a).

                  "NOTEHOLDER" or "HOLDER" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Note is registered on the Note registrar's books.

                  "NONELECTING SHARE" has the meaning specified in Section
14.06.

                  "OFFER EXPIRATION TIME" has the meaning specified in Section 14.05(e)(B).

                  "OFFICER" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "OFFICERS' CERTIFICATE" of the Company means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President or the Chief Financial Officer, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 4.10 shall be the principal executive, financial or accounting officer of the Company or the chief operating officer of the Company. Unless the context otherwise requires, each reference herein to an "Officers' Certificate" shall mean an Officers' Certificate of the Company. References herein, or in any Note, to any officer of a Person that is a partnership shall mean such officer of the partnership or, if none, of a general partner of the partnership authorized thereby to act on its behalf.

                  "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

                  "OPTIONAL REDEMPTION" has the meaning specified in Section
3.01.

                  "ORIGINAL NOTES" has the meaning specified in Section 2.01.

                  "OUTSTANDING", when used with reference to Notes and subject to the provisions of Section 8.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or
         (ii) which shall have been otherwise discharged in accordance with
         Article 12;

                  (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

                  (d) Notes converted into Common Stock pursuant to Article 14 and Notes deemed not outstanding pursuant to Article 3.

                  "PERSON" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "PORTAL MARKET" means the Private Offerings, Resales and Trading through Automated Linkages system operated by the National Association of Securities Dealers, Inc. or any successor thereto.

                  "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

                  "PREMIUM" means any premium payable under the terms of the Notes.

                  "PRINCIPAL CORPORATE TRUST OFFICE" means the designated office of the Trustee at which its corporate trust business as it relates to this Indenture shall be principally administered at any particular time, which office at the date hereof is located at 25 Park Place, NE, 24th Floor, Atlanta, Georgia 30303.

                  "PURCHASED SHARES" has the meaning specified in Section 14.05(e)(A).

                  "RECEIVABLES PROGRAM" means, with respect to any Person, any accounts receivable securitization or factoring program pursuant to which such Person receives proceeds pursuant to a pledge, sale or other encumbrance of its accounts receivable or payment intangibles.

                  "RECORD DATE" has the meaning specified in Section 2.03 with respect to any interest payment date, and for any other purpose means the record date established by the Company for a specified purpose.

                  "RECORD DATE" has the meaning specified in Section 14.05(f).

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of December 23, 2003, between the Company and the Initial Purchasers, as amended from time to time in accordance with its terms.

                  "REPURCHASE DATE" has the meaning specified in Section 3.06.

                  "REPURCHASE NOTICE" has the meaning specified in Section 3.06(a).

                  "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(c).

                  "RIGHTS" has the meaning specified in Section 14.11.

                  "RIGHTS AGREEMENT" has the meaning specified in Section 14.11.

                  "RULE 144A" means Rule 144A as promulgated under the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "SENIOR INDEBTEDNESS" means the following obligations of the Company, whether outstanding on the date of this Indenture or thereafter
Incurred:

                  (a) all Indebtedness and all other monetary obligations (including, without limitation, expenses, fees, claims, indemnifications, reimbursements, liabilities and other monetary obligations and any obligation to deliver cash as collateral security for contingent reimbursement obligations in respect of outstanding letters of credit of the Company) under the Bank Credit Agreement, any Interest Rate Agreement or Currency Agreement and the Company's Guarantee of any Indebtedness or monetary obligation of any of its Subsidiaries under any Interest Rate Agreement or Currency Agreement; and

                  (b) all other Indebtedness of the Company (other than the Notes and the Senior Subordinated Notes), including principal and interest on such Indebtedness, unless such Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such Indebtedness is issued, is pari passu with, or subordinated in right of payment to, the Notes;

provided that the term "Senior Indebtedness" shall not include:

                  (i) any Indebtedness of the Company that, when Incurred, and without respect to any election under Section 1111(b) of the United States Bankruptcy Code, was without recourse to the Company;

                  (ii) any Indebtedness of the Company that by its express terms is not senior to the Notes or is pari passu or junior to the Notes;

                  (iii) any Indebtedness of the Company to any of its Subsidiaries or to a joint venture in which the Company has an interest;

                  (iv) any Indebtedness of the Company not permitted by the indenture governing the Senior Subordinated Notes;

                  (v) any repurchase, redemption or other obligation in respect of Redeemable Stock (as defined in the Indenture governing the Senior Subordinated Notes);

                  (vi) any Indebtedness of the Company to any employee, officer or director of the Company or any of its Subsidiaries;

                  (vii) any liability for federal, state, local or other taxes owed or owing by the Company;

                  (viii)   any Trade Payables of the Company; or

                  (ix)     the Senior Subordinated Notes.

                  Senior Indebtedness will also include interest accruing subsequent to events of bankruptcy of the Company and its Subsidiaries at the rate provided for in the document governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under federal bankruptcy law or similar laws relating to insolvency. For purposes of clause (iv) of the immediately preceding proviso, a good faith determination by the Chief Financial Officer of the Company, evidenced by an officer's certificate, that any Indebtedness was permitted by the Indenture governing the Senior Subordinated Notes shall be conclusive.

                  "SENIOR NOTES" means the 9-1/2% Senior Notes Due 2008 issued pursuant to the Indenture, dated as of April 17, 2001, among the Company, the Guarantors signatory thereto and SunTrust Bank, as trustee.

                  "SENIOR SUBORDINATED NOTES" means the 8-1/2% Senior Subordinated Notes due 2006 issued pursuant to the Indenture, dated as of March 20, 1996, among the Company and SunTrust Bank, as trustee.

                  "SIGNIFICANT SUBSIDIARY" means any subsidiary of the Company that meets the definition of "significant subsidiary" in Section 1-02(w) of Regulation S-X.

                  "SPINOFF VALUATION PERIOD" has the meaning specified in
Section 14.05(d).

                  "SUBSIDIARY" of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms of such stock ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "TRADE PAYABLES" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligations to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

                  "TRADING DAY" means (x) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange or such other national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "TRADING PRICE" means, on any date, the average of the secondary market bid quotations for the Notes obtained by the Trustee for $10,000,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such date from three independent nationally recognized securities dealers selected by the Company; provided that if at least three such bids cannot reasonably be obtained by the Trustee, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, one bid shall be used; and provided further that if the Trustee cannot reasonably obtain at least one bid for $10,000,000 principal amount of Notes from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 98% of the product of the Closing Sale Price and the Conversion Rate.

                  "TRIGGER EVENT" has the meaning specified in Section 14.05(d).

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                  "TRUSTEE" means SunTrust Bank, a Georgia banking corporation, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                   ARTICLE II
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

                  Section 2.01. Designation, Amount and Issue of Notes. The Notes shall be designated as "1-3/4% Convertible Senior Subordinated Notes Due 2033". The payment of obligations of the Company under the Notes shall be subordinated to the Company's Senior Indebtedness, including the obligation of the Company under the Senior Notes and the Bank Credit Agreement and shall rank pari passu with the obligations of the Company under the Senior Subordinated Notes. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited. Notes not to exceed the aggregate principal amount of $201,250,000 upon the execution of this Indenture may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chairman of the Board of Directors, Vice Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer or any Vice President, without any further action by the Company hereunder. In addition, subject to the provisions of Section 16.05, an unlimited aggregate principal amount of additional Notes (the "ADDITIONAL NOTES") may be executed after the date of this Indenture by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Officers' Certificate specifying the amount of Notes to be authenticated and the date on which such Notes are to be authenticated and certifying that all conditions precedent to the issuance of the Additional Notes contained herein have been complied with and that no default or Event of Default would occur as a result of the issuance of such Additional Notes, authenticate and deliver said Additional Notes to or upon the written order of the Company, signed as set forth in the preceding sentence; provided that Additional Notes may be issued under this Indenture only if such Additional Notes and the Original Notes constitute one series for United States Federal income tax purposes. The Original Notes and the Additional

Notes, if any, shall constitute one series for all purposes under this Indenture, including, without limitation, amendments, waivers and redemptions.

                  Section 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradeable on the Portal Market or as may be required for the Notes to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

                  So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(b), all of the Notes will be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL NOTE"). The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(b), beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

                  Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon written instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the holder of such Global Note.

                  Section 2.03. Date and Denomination of Notes; Payments of Interest. Subject to Section 2.02, the Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Person in whose name any Note (or its Predecessor Note) is registered on the Note register at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except that the interest payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the redemption date or the Repurchase Date, as the case may be, is an interest payment date, in which case the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the applicable record date). Interest shall be payable at the office of the Company maintained by the Company for such purposes in the Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee and may, as the Company shall specify to the paying agent in writing by each record date, be paid either (i) by check mailed to the address of the Person entitled thereto as it appears in the Note register (provided that any holder of Notes with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder (such election to be made prior to the relevant record date and to contain appropriate wire transfer information), be paid by wire transfer in immediately available funds) or (ii) by transfer to an account maintained by such Person located in the United States; provided that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "RECORD DATE" with respect to any interest payment date shall mean the June 15 or December 15 preceding the applicable June 30 or December 31 interest payment date, respectively.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any June 30 or December 31 (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall provide an Officers' Certificate to the Trustee specifying the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Section 2.04. Execution and Authentication of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, Vice Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer or any Vice President . The signature of any of these officers on the Notes may be manual or facsimile. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company, and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

                  Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer.

                  (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.02 being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with
Section 4.02.

                  Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Note registrar, as the case may be, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to any holder for any registration of transfer or exchange of Notes, but either the Company, the Trustee or both may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  Neither the Company nor the Trustee nor any Note registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed, (b) any Notes or portions thereof called for redemption pursuant to
Section 3.02, (c) any Notes or portions thereof surrendered for conversion pursuant to Article 14, (d) any Notes or portions thereof tendered for redemption (and not withdrawn) pursuant to Section 3.05 or (e) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.06.

                  (b)      The following provisions shall apply only to Global
Notes:

                           (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                           (ii) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days, (B) an Event of Default has occurred and is continuing and the maturity of the Notes shall have been accelerated in accordance with the terms of the Notes and any holder shall have requested in writing the issuance of definitive certificated securities, or (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Notes represented by Global Notes. Any Global Note exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Company. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

                           (iii) Notes issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above and which is not a Global Note shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                           (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

                           (v) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.

                           (vi) At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

                  (c)      Every Note that bears or is required under this
Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.05(d), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this
Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Noteholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.05(c) and 2.05(d), the term "TRANSFER" encompasses any sale, pledge, loan, transfer, assignment, conveyance or other disposition whatsoever of any Restricted Security or any interest therein.

                  Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form, unless such Note has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

                  THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
                  (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE

                  SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT (A) TO AGCO CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) ABOVE), IT WILL FURNISH TO SUNTRUST BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (2)(D) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

                  Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note registrar in accordance with the provisions of this
Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this
Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Note bearing the legend set forth in this Section 2.05(c), the principal amount of the legended Global Note shall be reduced by the appropriate principal amount and the principal amount of a Global Note without the legend set forth in this Section 2.05(c) shall be increased by an equal principal amount. If a Global Note without the legend set forth in this
Section 2.05(c) is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Note to the Depositary.

                  (d) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of any Note shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

                  THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT, UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE COMMON STOCK EVIDENCED HEREBY, UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO AGCO CORPORATION OR TO ANY SUBSIDIARY THEREOF,
                  (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A,
                  (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (1)(D) ABOVE), IT WILL FURNISH TO SUNTRUST BANK, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (1)(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE (1)(D) ABOVE OR UPON ANY TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

                  Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(d).

                  (e) Any Note or Common Stock issued upon the conversion of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes or Common Stock, as the case may be, no longer being "RESTRICTED SECURITIES" (as defined under Rule 144 under the Securities Act).

                  Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, either the Company, the Trustee or both may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or has been tendered for redemption upon a Fundamental Change (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any paying agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

                  Section 2.07. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

                  Section 2.08. Cancellation of Notes. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures. Any Notes surrendered by the Company to the Trustee for cancellation shall be accompanied by an Officers' Certificate requesting the Trustee to effect such cancellation.

                  Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                                  ARTICLE III
                       REDEMPTION AND REPURCHASE OF NOTES

                  Section 3.01. Redemption of Notes at the Option of the Company. Except as otherwise provided in Section 3.05, the Company may not redeem any Notes prior to January 1, 2011. At any time on or after January 1, 2011, the Notes may be redeemed at the option of the Company (an "OPTIONAL REDEMPTION"), in whole or in part, in cash, upon notice as set forth in Section 3.02, at 100% of the principal amount, together with accrued and unpaid interest, if any, to, but excluding the date fixed for redemption.

                  Section 3.02. Notice of Optional Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not fewer than thirty (30) nor more than sixty (60) days prior to the redemption date to each holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note register; provided that if the Company shall give such notice, it shall give substantially concurrent written notice of the redemption date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such notice of redemption, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Note called for redemption.

                  Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP number or numbers of the Notes being redeemed, the date fixed for redemption (which shall be a Business
Day), the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. Notes of portions of Notes that are converted into Common Stock in accordance with the terms of this Indenture after the delivery of a notice of redemption set forth above shall not be subject to redemption. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

                  On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as the paying agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money in immediately available funds sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the redemption date; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section 3.02 in excess of amounts required hereunder to pay the redemption price and accrued interest to, but excluding, the redemption date. If any Note called for redemption is converted pursuant hereto prior to such redemption date, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Notes are to be redeemed pursuant to Section 3.01, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

                  If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof of the Global Note or the Notes in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of such Note submitted for conversion shall be deemed (so far as may be possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for conversion in part before the mailing of the notice of redemption.

                  Upon any redemption of less than all of the outstanding Notes, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes as are unconverted and outstanding at the time of redemption, treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

                  Section 3.03. Payment of Notes Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to (but excluding) the redemption date, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and, after the close of business on the Business Day immediately preceding the redemption date, such Notes shall cease to be convertible into Common Stock and, except as provided in Sections 7.06 and 12.04, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to (but excluding) the redemption date. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to, but excluding, the redemption date; provided that if the applicable redemption date is an interest payment date, the interest payable on such interest payment date shall be payable to the holders of record of such Notes on the applicable record date instead of the holders surrendering such Notes for redemption on such date.

                  Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

                  Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of redemption during the continuance of a default in payment of interest or premium, if any, on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the redemption date at a rate equal to 1% per annum plus the rate borne by the Note (without duplication of the 1% increase provided for under Section 6.02) and such Note shall remain convertible into Common Stock until the principal and premium, if any, and interest shall have been paid or duly provided for.

                  Section 3.04. Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Notes, together with interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 14) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities, liabilities or obligations of the Trustee as set forth in this Indenture.

                  Section 3.05. Redemption at Option of Holders upon a Fundamental Change.

                  (a) If there shall occur a Fundamental Change at any time prior to maturity of the Notes, then each Noteholder shall have the right, at such holder's option, to require the Company to redeem all of such holder's Notes, or any portion thereof that is a multiple of $1,000 principal amount, on the date (the "FUNDAMENTAL CHANGE REDEMPTION DATE") that is thirty (30) days after the date of the Fundamental Change Notice (as defined in Section 3.05(b)) of such Fundamental Change (or, if such 30th day is not a Business Day, the next succeeding Business Day) at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to, but excluding, the Fundamental Change Redemption Date; provided that if such Fundamental Change Redemption Date is an interest payment date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable record date instead of the holders surrendering the Notes for redemption on such date.

                  Upon presentation of any Note redeemed in part only, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Note presented.

                  (b) On or before the tenth day after the occurrence of a Fundamental Change, the Company or at its written request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree in writing to a shorter period), the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "FUNDAMENTAL CHANGE NOTICE") of the occurrence of such Fundamental Change and of the redemption right at the option of the holders arising as a result thereof. Such notice shall be mailed in the manner and with the effect set forth in the first paragraph of Section 3.02 (without regard for the time limits set forth therein). If the Company shall give such notice, the Company shall also deliver a copy of the Fundamental Change Notice to the Trustee at such time as it is mailed to Noteholders. Concurrently with the mailing of any Fundamental Change Notice, the Company shall issue a press release announcing such Fundamental Change referred to in the Fundamental Change Notice, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Fundamental

Change Notice or any proceedings for the redemption of any Note which any Noteholder may elect to have the Company redeem as provided in this Section 3.05.

                  Each Fundamental Change Notice shall specify the circumstances constituting the Fundamental Change, the Fundamental Change Redemption Date, the price at which the Company shall be obligated to redeem Notes, that the holder must exercise the redemption right on or prior to the close of business on the Fundamental Change Redemption Date (the "FUNDAMENTAL CHANGE EXPIRATION TIME"), that the holder shall have the right to withdraw any Notes surrendered prior to the Fundamental Change Expiration Time, a description of the procedure which a Noteholder must follow to exercise such redemption right and to withdraw any surrendered Notes, the place or places where the holder is to surrender such holder's Notes, the amount of interest accrued on each Note to (but excluding) the Fundamental Change Redemption Date and the CUSIP number or numbers of the Notes (if then generally in use).

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' redemption rights or affect the validity of the proceedings for the redemption of the Notes pursuant to this
Section 3.05.

                  (c) For a Note, other than a Global Note, to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose pursuant to Section 4.02, such Note with the form entitled "Option to Elect Repayment Upon A Fundamental Change" on the reverse thereof duly completed and signed, together with such Notes duly endorsed for transfer, on or before the Fundamental Change Expiration Time. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for redemption shall be determined by the Company, whose determination shall be final and binding absent manifest error.

                  (d) On or prior to the Fundamental Change Redemption Date, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as the paying agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money sufficient to redeem on the Fundamental Change Redemption Date all the Notes to be redeemed on such date at the appropriate redemption price, together with accrued interest to, but excluding, the Fundamental Change Redemption Date; provided that if such payment is made on the Fundamental Change Redemption Date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. Payment for Notes surrendered for redemption (and not withdrawn) prior to the Fundamental Change Expiration Time will be made promptly (but in no event more than five (5) Business Days) following the Fundamental Change Redemption Date by mailing checks for the amount payable to the holders of such Notes entitled thereto as they shall appear in the Note register.

                  (e) In the case of a reclassification, change, consolidation, merger, combination, binding share exchange, sale or conveyance to which Section 14.06 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Notes to cause the Company to repurchase the Notes following a Fundamental Change, including without limitation the applicable provisions of this Section 3.05 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Stock of the Company).

                  (f) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the redemption rights of the holders of Notes in the event of a Fundamental Change.

                  Section 3.06. Repurchase of Notes by the Company at Option of the Holder. Each holder of Notes shall have the right, on each of December 31, 2010, December 31, 2013, December 31, 2018, December 31, 2023 and December 31, 2028 (each, a "REPURCHASE DATE") to require the Company to repurchase the Notes or any portion thereof held by such holder, in cash, at a purchase price of 100% of the principal amount of such Notes to be repurchased, plus any accrued and unpaid interest, in each case, to, but excluding, such Repurchase Date, subject to the provisions of Section 3.07. Repurchases of Notes under this Section 3.06 shall be made, at the option of the holder thereof, upon:

                  (a) delivery to the Trustee (or other paying agent appointed by the Company) by a holder of a duly completed and signed Repurchase Notice (a "REPURCHASE NOTICE") in the form set forth on the reverse of the Note during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the applicable Repurchase Date until the close of business on such Repurchase Date; and

                  (b) delivery or book-entry transfer of the Notes to the Trustee (or other paying agent appointed by the Company) at any time after delivery of the applicable Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office (or the office of another paying agent appointed by the Company), such delivery being a condition to receipt by the holder of the purchase price therefor; provided that such purchase price shall be so paid pursuant to this
         Section 3.06 only if the Note so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Repurchase Notice.

                  The Company shall purchase from the holder thereof, pursuant to this Section 3.06, a portion of a Note, if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.06 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Note.

                  Notwithstanding anything herein to the contrary, any holder delivering to the Trustee (or other paying agent appointed by the Company) the Repurchase Notice contemplated by this Section 3.06 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee (or other paying agent appointed by the Company) in accordance with Section 3.08.

                  The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

                  Section 3.07. Procedures for the Repurchase of Notes.

                  (a) At least five Business Days before each Company Repurchase Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                           (i) the information required by Section 3.07(c) in the Company Repurchase Notice, and

                           (ii) whether the Company desires the Trustee to give the Company Repurchase Notice required by Section 3.07(c).

                  (b) The Company Repurchase Notice, as provided in Section 3.07(c), shall be sent to holders not less than 20 Business Days prior to such Repurchase Date (the "COMPANY REPURCHASE NOTICE DATE").

                  (c)      In connection with any repurchase of Notes under
Section 3.06, the Company shall, no less than 20 Business Days prior to each Repurchase Date, give notice to holders (with a copy provided substantially concurrently to the Trustee) setting forth information specified in this Section 3.07(c) (the "COMPANY REPURCHASE NOTICE").

                  Each Company Repurchase Notice shall:

                           (1)      state the repurchase price and the
         Repurchase Date to which the Company Repurchase Notice relates;

                           (2)      include a form of Repurchase Notice;

                           (3) state the name and address of the Trustee (or other paying agent or Conversion Agent appointed by the Company);

                           (4) state that Notes must be surrendered to the Trustee (or other paying agent appointed by the Company) to collect the purchase price;

                           (5) if the Notes are then convertible, state that Notes as to which a Repurchase Notice has been given may be converted only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture; and

                           (6)      state the CUSIP number of the Notes.

Company Repurchase Notices may be given by the Company or, at the Company's written request, the Trustee shall give such Company Repurchase Notice in the Company's name and at the Company's expense.

                  (d) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Notes.

                  Section 3.08. Effect of Repurchase Notice. Upon receipt by the Trustee (or other paying agent appointed by the Company) of the Repurchase Notice specified in Section 3.06, the holder of the Note in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn) thereafter be entitled to receive solely the purchase price with respect to such Note. Such purchase price shall be paid to such holder, subject to receipt of funds and/or Notes by the Trustee at its Corporate Trust Office (or the office of another paying agent appointed by the Company), promptly following the later of (x) the Repurchase Date with respect to such Note (provided the holder has satisfied the conditions in Section 3.06) and (y) the time of delivery of such Note to the Trustee (or other paying agent appointed by the Company) by the holder thereof in the manner required by Section 3.06. Notes in respect of which a Repurchase Notice has been given by the holder thereof may not be converted pursuant to Article 14 hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

                  A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the Trustee at its Corporate Trust Office (or the office of another paying agent appointed by the Company) in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date, specifying:

                  (a) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Note in respect of which such notice of withdrawal is being submitted is represented by a Global Note,

                  (b) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

                  (c) the principal amount, if any, of such Note which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

                  Section 3.09. Deposit of Purchase Price.

                  (a) Prior to 10:00 a.m. (New York City Time) on the Business Day following the Repurchase Date, the Company shall deposit with the Trustee (or other paying agent appointed by the Company; or, if the Company is acting as the paying agent, shall segregate and hold in trust as provided in
Section 4.04) an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate purchase price of all the Notes or portions thereof that are to be purchased as of the Repurchase Date.

                  (b) If the Trustee or other paying agent appointed by the Company, or the Company or a subsidiary or affiliate of either of them if such entity is acting as the paying agent, holds cash sufficient to pay the aggregate purchase price of all the Notes, or portions thereof that are to purchased as of the Repurchase Date, on or after the Repurchase Date (i) the Notes will cease to be outstanding, (ii) interest on the Notes will cease to accrue, and (iii) all other rights of the holders of such Notes will terminate, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or other paying agent, other than the right to receive the purchase price upon delivery of the Notes.

                  Section 3.10. Notes Repurchased in Part. Upon presentation of any Note repurchased only in part, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Notes presented.

                  Section 3.11. Repayment to the Company. Subject to the requirements of applicable law and this Indenture, the Trustee (or other paying agent appointed by the Company) shall return to the Company any cash that remains unclaimed for two years after any Repurchase Date, together with interest, if any, thereon, held by it for the payment of the purchase price for the Notes or portions thereof that are to be purchased as of such Repurchase Date; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.09 exceeds the aggregate purchase price of the Notes or portions thereof which the Company is obligated to purchase as of the Repurchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                                   ARTICLE IV
                       PARTICULAR COVENANTS OF THE COMPANY

                  Section 4.01. Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any (including the redemption price upon redemption or the purchase price upon repurchase, in each case pursuant to
Article 3), and interest, on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

                  Section 4.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee or at the address of the Trustee's designee, in either case, as agent of the Company.

                  The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee as paying agent, Note registrar, Custodian and Conversion Agent and the Corporate Trust Office shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

                  So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.10(b) and the third paragraph of Section 7.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

                  Section 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 4.04. Provisions as to Paying Agent

                  (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of, or premium, if any, or interest on, the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of, or premium, if any, or interest on, the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of, or premium if any, or interest on, the Notes, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m. New York City time, on such date.

                  (b) If the Company shall act as the paying agent, it will, on or before each due date of the principal of, or premium, if any, or interest on, the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due, will account for any funds disbursed by it and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, or premium, if any, or interest on, the Notes when the same shall become due and payable.

                  (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
4.04 is subject to Sections 12.03 and 12.04.

                  The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as the paying agent) and shall have no control of any funds held by such other paying agents.

                  Section 4.05. Existence. Subject to Article 11, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                  Section 4.06. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of, or disposing of, any of such properties if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respect to the Noteholders.

                  Section 4.07. Payment of Taxes and Other Claims. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Significant Subsidiaries or upon the income, profits or property of the Company or any of its Significant Subsidiaries, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any of its Significant Subsidiaries and (iii) all stamp taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange, conversion, redemption or repurchase of any Notes or with respect to this Indenture; provided that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles and which if unpaid would reasonably not be expected to result in a material adverse effect on the business, results of operations, or financial condition of the Company and its Significant Subsidiaries, taken as a whole.

                  Section 4.08. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, provide to the Trustee and make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Notes or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements. Delivery of such information to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 4.09. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, or premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 4.10. Compliance Certificate; Notice of Default. The Company shall deliver to the Trustee, within ninety (90) days after the end of each fiscal year of the Company, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

                  The Company will deliver to the Trustee, as soon as possible after the Company becomes aware of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such default or Event of Default and the action that the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice required to be given under this Section 4.10 shall be delivered to a Officer of the Trustee at its Principal Corporate Trust Office.

                  Section 4.11. Liquidated Damages Notice. In the event that the Company is required to pay Liquidated Damages to holders of Notes pursuant to the Registration Rights Agreement, the Company will provide an Officers' Certificate ("LIQUIDATED DAMAGES NOTICE") to the Trustee notifying the Trustee of its obligation to pay Liquidated Damages no later than fifteen (15) days prior to the proposed payment date for the Liquidated Damages, and the Liquidated Damages Notice shall set forth the amount of Liquidated Damages to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Liquidated Damages, or with respect to the nature, extent or calculation of the amount of Liquidated Damages when made, or with respect to the method employed in such calculation of the Liquidated Damages.

                                   ARTICLE V
          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

                  Section 5.01. Company to Furnish Trustee Names and Addresses of Noteholders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each June 15 and December 15 in each year beginning with June 15, 2004, and at such other times as the Trustee may request in writing, within thirty
(30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the registered holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note registrar.

                  Section 5.02. Preservation and Disclosure of Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

                  (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

                  Section 5.03. Reports by Trustee.

                  (a) Within sixty (60) days after December 30 of each year commencing with the year 2003, the Trustee shall transmit to holders of Notes such reports dated as of December 30 of the year in respect of which such reports are made concerning the Trustee and its actions under this Indenture as shall be required, if any, pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

                  Section 5.04. Reports by Company. The Company shall file with the Trustee and transmit to holders of the Notes, such information, documents and other reports as it is required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act within 15 days after the same is so required to be filed with the Commission; provided, however, that the filing of any such information, documents or other reports with the Commission on its EDGAR system (or any successor system on which filings are publicly accessible) shall be deemed to satisfy such requirement. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE VI
         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

                  Section 6.01. Events of Default; Acceleration. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of any installment of interest or Liquidated Damages with respect to any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is prohibited by Article 15; or

                  (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption or repurchase, in each case pursuant to Article 3, by acceleration or otherwise, whether or not such payment is prohibited by Article 15; or

                  (c) failure on the part of the Company duly to observe or perform the covenants in Section 3.05, Section 3.06 or Article 11, whether or not such payment is prohibited by Article 15; or

                  (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with) continued for a period of thirty (30) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or the Company and a Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04; or

                  (e) a default or defaults under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of, or under any mortgage(s), indenture(s), agreement(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced, any Indebtedness of the Company or any of its Subsidiaries with a principal amount then outstanding, individually or in the aggregate, of at least $10 million, whether such Indebtedness now exists or is hereafter incurred, which default or defaults (i) shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or (ii) shall constitute the failure to pay such Indebtedness at the final stated maturity thereof (after expiration of any applicable grace period) and such default shall not have been rescinded or such Indebtedness shall not have been discharged within 30 days; or

                  (f) any final judgment or order (not covered by insurance) for the payment of money in excess of $10 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Subsidiary and shall not be paid or discharged, and there shall be any period of 30 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $10 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or

                  (h) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any Significant Subsidiary to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action;

then, and in each and every such case (other than an Event of Default specified in 6.01(g) or 6.01(h) that occurs with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 8.04, by notice in writing to the Company (and to the

Trustee if given by Noteholders) specifying the respective Event of Default and stating that it is a "notice of acceleration", may declare the principal of and premium, if any, on all the Notes and the interest accrued and Liquidated Damages, if any, thereon to be due and payable immediately, and upon receipt of such notice the same shall become and shall be immediately due and payable; provided that for so long as a Bank Credit Agreement is in effect, such declaration shall not become effective until the earlier of (i) five business days after receipt of the acceleration notice by the agent(s) under any outstanding Bank Credit Agreement and the Company and (ii) acceleration of the Indebtedness under the Bank Credit Agreement. If an Event of Default specified in 6.01(g) or 6.01(h) involving the Company occurs, the principal of all the Notes and the interest accrued and Liquidated Damages, if any, thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of, and premium, if any, and Liquidated Damages, if any, on, any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes plus 1%, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.07, and if any and all defaults under this Indenture, other than the nonpayment of principal of, and premium, if any, Liquidated Damages, if any, and accrued interest on, Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. In accordance with
Section 4.10, the Company shall notify in writing a Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default or any event which, with notice or the lapse of time or both, would constitute an Event of Default.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

                  Section 6.02. Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty
(30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by or under this Indenture or otherwise, then, upon demand of the

Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal, premium, if any, or interest, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes, plus 1% and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under
Section 7.07. Until such demand by the Trustee, the Company may pay the principal of, and premium, if any, and interest on, the Notes to the registered holders, whether or not the Notes are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, its agents and its counsel and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.07, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution.

                  All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

                  In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

                  Section 6.03. Application of Monies Collected by Trustee. Any monies or other compensation collected by the Trustee pursuant to this Article 6 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies or other compensation, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                           FIRST: To the payment of all amounts due the Trustee
                  under Section 7.07;

                           SECOND: To the holders of Senior Indebtedness, as and
                  to the extent required by Article 15;

                           THIRD: In case the principal of the outstanding Notes
                  shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes plus 1%, such payments to be made ratably to the Persons entitled thereto;

                           FOURTH: In case the principal of the outstanding
                  Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes plus 1% to the Persons entitled thereto, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal, premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

                           FIFTH: To the payment of the remainder, if any, to
                  the Company or any other Person lawfully entitled thereto.

                  Section 6.04. Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of, and premium, if any (including the redemption or repurchase price upon redemption or repurchase pursuant to Article 3), and accrued interest on, such Note, on or after the respective due dates expressed in such Note or in the case of a redemption or repurchase, on the redemption date or Repurchase Date, as the case may be, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

                  Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

                  Section 6.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, but shall not be required to, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 6.06. Remedies Cumulative and Continuing. Except as provided in Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 6.04, every power and remedy given by this Article 6 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

                  Section 6.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with
Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that the Trustee determines in its reasonable discretion would benefit some Noteholder to the detriment of other Noteholders or of the Trustee. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may, on behalf of the holders of all of the Notes, waive any past or existing default or Event of Default hereunder and its consequences except (i) a past or existing default in the payment of interest or premium, if any, on, or the principal of, the Notes (including in connection with an offer to purchase); provided however that holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 6.01, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the redemption price pursuant to Article 3, (iv) a default in the payment of the purchase price pursuant to Article 3 or (v) a default in respect of a covenant or provisions hereof which under Article 10 cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been cured or waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 6.08. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this

Section 6.08 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, or premium, if any, or interest on, any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 14.

                                  ARTICLE VII
                                  THE TRUSTEE

                  Section 7.01. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act (as if such Act applied). Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

                  Section 7.02. Notice of Defaults. Subject to the provisions of
Section 7.03(i), the Trustee shall give the Noteholders notice of any default hereunder known to the Trustee as and to the extent provided by the Trust Indenture Act (as if such Act applied); provided, however, that except in the case of default in the payment of the principal of, or premium, if any, or interest on, any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

                  Section 7.03. Certain Rights of the Trustee. Subject to the provisions of Section 7.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely conclusively upon an Officers' Certificate as to such matter that is reasonably satisfactory to the Trustee;

                  (d) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including reasonable attorney's fees and expenses) and liabilities which might be incurred by it in compliance with such request or direction; any permissive right or power available to the Trustee under this Indenture shall not be construed to be a mandatory duty or obligation;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may, but shall not be required to, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, in reliance on an Officers' Certificate or otherwise, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or for any action it takes or omits to take in accordance with the direction of the holders of a majority in principal amount of the outstanding Notes; in no event shall the Trustee be liable to any person for special, indirect, consequential or punitive damages or any damages for lost profits;

                  (i) the Trustee shall not be deemed to have knowledge of any default or Event of Default unless a Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Principal Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; and

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  Section 7.04. Not Responsible for Statements or Issuance of Notes. The statements contained herein and in the Notes, except in the Trustee's certificate of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture and the Notes or any offering or registration documents related thereto. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds thereof.

                  Section 7.05. May Hold Notes. The Trustee, any authentication agent, any paying agent, any Conversion Agent, any Note registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes, and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company and any other obligor upon the Notes with the same rights it would have if it were not Trustee, authentication agent, paying agent, Conversion Agent or Note registrar.

                  Section 7.06. Monies to be Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  Section 7.07. Compensation and Reimbursement. The Company agrees (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee, including the compensation described herein, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses, including reasonable attorney's fees and expenses, of defending itself against any claim (whether asserted by the Company, a Noteholder or any other Person) or liability, or of complying with any process served upon it or any of its officers, in connection with the exercise or performance of any of its powers or duties hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel.

                  The Trustee shall have a lien prior to the Notes as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 7.07, except with respect to funds held in trust for the benefit of the holders of particular Notes.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(e) or 6.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  Section 7.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, this Indenture.

                  Section 7.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $150,000,000 and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 7.09, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article 7.

                  Section 7.10. Resignation and Removal of Trustee; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 7 shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by act of the holders of a majority in principal amount of the outstanding Notes, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor.

                  (d)      If at any time:

                           (i)      the Trustee shall fail to comply with
         Section 7.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note for at least six months, or

                           (ii)     the Trustee shall cease to be eligible under
         Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a resolution of the Board of Directors, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the holders of a majority in principal amount of the outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the holders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all holders in the manner provided in Section 16.03. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  (g) Notwithstanding replacement of the Trustee pursuant to this Section 7.10, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

                  Section 7.11. Acceptance of Appointment of Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on written request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 7.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section 7.11, the Company (or the former Trustee, at the written direction and expense of the Company) shall mail or cause to be mailed notice of the succession of such Trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register, which notice shall include the address of the Corporate Trust Office of such successor Trustee. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 7.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article 7, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                  Section 7.13. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company or any other obligor upon the Notes, the Trustee shall be subject to the provisions of the Trust Indenture Act (as if such Act applied) regarding the collection of the claims against the Company or any such other obligor.

                                  ARTICLE VIII
                                 THE NOTEHOLDERS

                  Section 8.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of initial solicitation of such action without giving effect to any extension or amendment of such action or solicitation.

                  Section 8.02. Proof of Execution by Noteholders. Subject to the provisions of Sections 7.03 and 9.05, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note registrar.

                  The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.06.

                  Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any paying agent, any Conversion Agent and any Note registrar may deem the Person in whose name such Note shall be registered upon the Note register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note registrar) for the purpose of receiving payment of or on account of the principal of, and premium, if any, and interest on, such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent, any paying agent nor any Conversion Agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

                  Section 8.04. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Officer actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any good faith decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 7.03, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

                  Section 8.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be a continuing action and conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every holder.

                                   ARTICLE IX
                             MEETINGS OF NOTEHOLDERS

                  Section 9.01. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 6;

                  (2) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article 7;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

                  Section 9.02. Call of Meetings by Trustee. At the Company's expense, the Trustee may at any time call a meeting of Noteholders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be mailed to holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

                  Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                  Section 9.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least twenty-five (25%) in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

                  Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 9.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting except that any meeting called by the Company shall be chaired by a representative of the Company and any meeting called by the Trustee may, at the Trustee's election, be chaired by the Trustee.

                  Subject to the provisions of Section 8.04, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him. If any vote cast or counted or proposed to be cast or counted is challenged on the ground that such
Note is not outstanding, or does not comply with the provisions of Section 9.04, the chairman of the meeting shall determine whether the holder of such Note is authorized to act. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 9.02 or 10.02 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the outstanding principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall be representatives of the Trustee, and who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated, absent manifest error.

                  Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE X
                             SUPPLEMENTAL INDENTURES

                  Section 10.01. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

                  (b) to add to the covenants of the Company for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Company; or

                  (c) to evidence or provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture; or

                  (e) to add to, change or eliminate any of the provisions of this Indenture to permit or facilitate the issuance of Global Notes and matters related thereto, provided that such action pursuant to this clause (e) shall not adversely affect the interests of the Holders in any material respect; or

                  (f) make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 14.06 and the redemption obligations of the Company pursuant to the requirements of Section 3.05(e);

                  (g) to provide for the issuance of Additional Notes in accordance with the provisions of this Indenture; or

                  (h) to modify or amend any of the provisions of this Indenture to permit the qualification of this Indenture under the Trust Indenture Act.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

                  Notwithstanding any other provision of the Indenture or the Notes, the Registration Rights Agreement and the obligation to pay Liquidated Damages thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

                  Section 10.02. Supplemental Indenture with Consent of Noteholders. With the consent (evidenced as provided in Article 8) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note or reduce the rate or extend the time of payment of interest thereon or reduce the principal amount thereof or premium, if any, thereon or reduce any amount payable on redemption or repurchase thereof or impair the right of any Noteholder to institute suit for the payment thereof or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency or payable at any place other than that provided in this Indenture or the Notes, or change the obligation of the Company to redeem any Note on a redemption date in a manner adverse to the holders of Notes or change the obligation of the Company to redeem any Note upon the happening of a Fundamental Change in a manner adverse to the holders of Notes or change the obligation of the Company to repurchase any Note on a Repurchase Date in a manner adverse to the holders of Notes or reduce the Conversion Rate, otherwise than in accordance with the terms of this Indenture, or impair the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 14.06 or adversely modify, in any material respect, the provisions of Article 15, or reduce the quorum or the voting requirements under the Indenture, or modify any of the provisions of this Section 10.02 or Section 6.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.01, in each case, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture or to waive any past Event of Default, without the consent of the holders of all Notes affected thereby.

                  Subject to Section 10.05, upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Noteholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 10.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

                  Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee may request an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10.

                                   ARTICLE XI
                           MERGER, CONSOLIDATION, ETC.

                  Section 11.01. Mergers, Consolidations and Certain Transfers, Leases and Acquisitions of Assets. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes and the performance or observance of every covenant and obligation of this Indenture, the Notes and the Registration Rights Agreement on the part of the Company to be performed or observed; and

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

                  Section 11.02. Successor to Be Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 11.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                  Section 11.03. Opinion of Counsel to Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article 11.

                                  ARTICLE XII
                     SATISFACTION AND DISCHARGE OF INDENTURE

                  Section 12.01. Discharge of Indenture. When:

                  (a)      either:

                           (i) the Company shall have delivered to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or

                           (ii) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption or repurchase of all of the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due to such date of maturity or redemption date or Repurchase Date, as the case may be, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and

                  (b) the Company shall pay or cause to be paid all other sums payable hereunder by the Company, as the case may be, and

                  (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, then this Indenture shall cease to be of further effect (except that in the case of clause (a)(ii) above, Articles 2, 3, 12 and 14 and Sections 4.01, 4.02, 7.01 and 7.03 through 7.12 shall survive until no Note remains outstanding). The rights, obligations and immunities of the Trustee hereunder shall survive any discharge pursuant to this Section 12.01, and Section 7.07 shall survive the termination of this Indenture. The Trustee, on written demand of the Company accompanied by the aforementioned Officers' Certificate and an Opinion of Counsel shall, at the cost and expense of the Company, execute proper instruments acknowledging the satisfaction and discharge of this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee (including the reasonable fees and expenses of its counsel) and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

                  Section 12.02. Deposited Monies to Be Held in Trust by Trustee. Subject to Section 12.04, all monies deposited with the Trustee pursuant to Section 12.01, shall be held in trust for the sole benefit of the Noteholders, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as the paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  Section 12.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

                  Section 12.04. Return of Unclaimed Monies. Subject to the requirements of applicable law and this Indenture, any monies deposited with or paid to the Trustee for payment of the principal of, or premium, if any, or interest on, Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, or premium, if any, or interest on, such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

                  Section 12.05. Reinstatement. If the Trustee or the paying agent is unable to apply any money in accordance with Section 12.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.01 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 12.02; provided that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

                                  ARTICLE XIII
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

                  Section 13.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of, or premium, if any, or interest on, any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Trustee, respectively, in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or the Trustee, respectively, or of any respective successor corporation, either directly or through the Company or the Trustee, respectively, or any respective successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                  ARTICLE XIV
                              CONVERSION OF NOTES

                  Section 14.01. Right to Convert

                  (a) Subject to and upon compliance with the provisions of this Indenture, the holder of any Note shall have the right, at such holder's option, to convert the principal amount of the Note, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Note so to be converted in whole or in part, together with any required funds under the circumstances described in this Section 14.01, in the manner provided in Section
14.02. The Notes shall be convertible only upon the occurrence of one of the following events:

                           (i) during any fiscal quarter commencing after March 31, 2004, if the Closing Sale Price exceeds 120% of the Conversion Price for at least 20 Trading Days in the 30 consecutive Trading Day period ending on the last Trading Day of the immediately preceding fiscal quarter (it being understood for purposes of this Section 14.01(a)(i) that the Conversion Price in effect at the close of business on each of the 30 consecutive Trading Days should be used and such calculation shall give effect to any event referred to in Section
         14.05 or 14.06 occurring during such 30 Trading Day period);

                           (ii) during each of the five Business Day period immediately after any five consecutive Trading Day period in which the Trading Price per $1,000 principal amount of the Notes for each day of such five Trading Day period was less than 98% of the product of the Closing Sale Price on the applicable date and the Conversion Rate; provided, however, the Notes shall not be convertible pursuant to this
         Section 14.01(a)(ii) after December 31, 2028 if on any Trading Day during such five Trading Day period the Closing Sale Price was between 100% and 120% of the then current Conversion Price (it being understood for purposes of this Section 14.01(a)(ii) that the Conversion Rate in effect at the close of business on each of the five consecutive Trading Days should be used and such calculation shall give effect to any event referred to in Section 14.05 or 14.06 occurring during such five Trading Day period);

                           (iii) if such Note has been called for redemption, at any time on or after the date the notice of redemption has been given until the close of business on the Business Day immediately preceding the redemption date; or

                           (iv)     as provided in Section (b) of this Section
         14.01.

                  Upon receipt by the Conversion Agent of a demand for conversion from a Noteholder pursuant to clause (i) of this Section, the Conversion Agent shall inform the Company of such request and the Company shall thereupon furnish to the Conversion Agent an Officer's Certificate stating whether the Notes are then convertible pursuant to clause (i) of this Section and setting forth in reasonable detail the Company's basis for such determination. Upon receipt of such Officer's Certificate, then the Conversion Agent shall promptly deliver written notice thereof to the Company (and, if the Conversion Agent is other than the Trustee, to the Trustee). In any event, the Company shall be obligated at all times to determine whether the Notes shall be convertible as a result of the occurrence of an event specified in clause (i) of this Section. Whenever the Notes shall become convertible pursuant to this
Section 14.01, the Company or, at the Company's written request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 16.03, and the Company shall also publicly announce such information and publish it on the Company's web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

                  The Trustee (or other Conversion Agent appointed by the Company) shall have no obligation to determine the Trading Price under clause
(ii) of this Section 14.01 unless the Company has requested in writing such a determination; and the Company shall have no obligation to make such request unless a holder provides it with reasonable evidence that the Trading Price per $1,000 principal amount of Notes would be less than 98% of the product of the Closing Sale Price and the Conversion Rate. If such evidence is provided, the Company shall request in writing that the Trustee (or other Conversion Agent) determine the Trading Price of the Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Closing Sale Price and the Conversion Rate. The Trustee shall not be liable for its determination of the Trading Price in compliance with the methodology set forth in this Section 14.01, except for any negligence or willful misconduct of the Trustee in making such determination.

                  (b)      In addition, if:

                           (i)      (A)     the Company distributes to all
                  holders of its Common Stock rights or warrants entitling them (for a period expiring within 45 days of the record date for the determination of the stockholders entitled to receive such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average of the Closing Sale Price for the ten Trading Days immediately preceding, but not including, the date such distribution is first publicly announced by the Company, or

                                    (B)      the Company distributes to all
                  holders of its Common Stock, assets (including cash), debt securities or rights to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 5% of the Closing Sale Price on the Trading Day immediately preceding the date such distribution is first publicly announced by the Company, then, in either case, the Notes may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Time or the date the Company publicly announces that such distribution will not take place; provided that no adjustment to the Conversion Rate or the ability of a holder of a Note to convert will be made if the holder will otherwise participate in such distribution without conversion; or

                           (ii) the Company consolidates with, or merges with or into, another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets, in each case, pursuant to which the Common Stock would be converted into cash, securities or other property, then the Notes may be surrendered for conversion at any time from and after the date fifteen (15) days prior to the anticipated effective date of the transaction and ending on and including the date fifteen (15) days after the consummation of the transaction. The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company and posted on its web site not later than two Business Day prior to such 15th day.

                  "EX-DIVIDEND TIME" means, with respect to any distribution on shares of Common Stock, the first date on which the Common Stock trades, regular way, on the principal securities market on which the Common Stock are then traded without the right to receive such distribution.

                  (c) A Note in respect of which a holder is electing to exercise its option to require redemption upon a Fundamental Change pursuant to
Section 3.05(a) or repurchase pursuant to Section 3.06 may be converted only if such holder withdraws its election in accordance with Section 3.05(b) or Section 3.08, respectively. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article 14.

                  Section 14.02. Conversion Procedures. To convert a Note, a holder must (a) complete and manually sign the Conversion Notice or a facsimile of the Conversion Notice (a "CONVERSION NOTICE") in the form set forth on the reverse of the Note and deliver such notice to the Conversion Agent, (b) surrender the Note to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, (d) pay any transfer or similar tax, if required and (e) if required, pay funds equal to the interest payable on the next interest payment date. The date, within the time periods set forth in Section 14.01, on which the holder satisfies all of those requirements is the "CONVERSION DATE." Except as provided in Section 14.05(j), the Company shall deliver to the holder through the Conversion Agent, as promptly as practicable following the Conversion Date, a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of any fractional shares pursuant to
Section 14.03.

                  In the case of a Global Note, the Conversion Notice shall be completed by a Depositary participant on behalf of the beneficial holder. Conversion Notices may be delivered and such Notes may be surrendered for conversion in accordance with the applicable procedures of the Depositary as in effect from time to time. In order to cause a Depositary participant to complete a Conversion Notice, a beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program. The Person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record at the close of business on the applicable Conversion Date; provided, however, that if any such date is a date when the stock transfer books of the Company are closed, such Person shall be deemed a shareholder of record as of the next date on which the stock transfer books of the Company are open.

                  No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article 14. On conversion of a Note, except for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date, in which case the holder on such record date shall receive the interest payable on such interest payment date, that portion of accrued and unpaid interest on the converted Note attributable to the period from the most recent interest payment date (or, if no interest payment date has occurred, from the date of original issuance of the Notes) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Note being converted pursuant to the provisions hereof, and the Fair Market Value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest accrued through the Conversion Date and the balance, if any, of such Fair Market Value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for the principal amount of the Note being converted pursuant to the provisions hereof.

                  If a holder converts more than one Note at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Notes converted.

                  Upon surrender of a Note that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the holder, a new Note equal in principal amount to the principal amount of the unconverted portion of the Note surrendered.

                  Notes or portions thereof surrendered for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date shall be accompanied by payment to the Company or its order, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date with respect to the principal amount of Notes or portions thereof being surrendered for conversion; provided that no such payment need be made if (1) the Company has specified a redemption date that occurs during the period from the close of business on a record date to the close of business on the Business Day immediately preceding the interest payment date to which such record date relates, (2) the Company has specified a Fundamental Change Redemption Date during such period or (3) any overdue interest exists on the Conversion Date with respect to the Notes converted, but only to the extent of overdue interest.

                  Section 14.03. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market price thereof to the holder of Notes. For purposes of this Section 14.03, the "CURRENT MARKET PRICE" of a share of Common Stock shall be the Closing Sale Price on the last Business Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

                  Section 14.04. Conversion Rate. Each $1,000 principal amount of the Notes shall be convertible into the number of shares of Common Stock specified in the form of Note (herein called the "CONVERSION RATE") attached as Exhibit A hereto, subject to adjustment as provided in this Article 14.

                  Section 14.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

                           (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                           (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 14.05(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45)
days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Average Market Price on the date such issuance is first publicly announced by the Company, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

                           (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

                           (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Average Market Price.

                  Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Average Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or assets (including cash and securities, but excluding any rights or warrants referred to in Section 14.05(b), and excluding any dividend or distribution referred to in Section 14.05(a) (any of the foregoing hereinafter in this Section 14.05(d)) called the "DISTRIBUTION")), then, in each such case (unless the Company elects to reserve such Distribution for distribution to the Noteholders upon the conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Distribution which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date), the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect at the close of business on the Record Date with respect to such distribution by a fraction,

                           (i) the numerator of which shall be the Average Market Price on such Record Date, and

                           (ii) the denominator of which shall be the Average Market Price on such Record Date less (A) in the case of Distributions other than cash, the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of such Distributions applicable to one share of Common Stock and (B) in the case of Distributions of cash, the amount of such Distributions applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided that if the then Fair Market Value (as so determined) of the portion of the Distribution so distributed applicable to one share of Common Stock is equal to or greater than the Average Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Distribution such holder would have received had such holder converted each Note on the Record Date. A holder who converts a Note pursuant to Section 14.01(b) shall not be entitled to any adjustment to the Conversion Rate with respect to such Note so converted. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 14.05(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Average Market Price on the applicable Record Date. Notwithstanding the foregoing, if the Distribution distributed by the Company to all holders of its Common Stock consists of capital stock of, or similar equity interests in, a Subsidiary or other business unit, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction:

                           (i)      the numerator of which shall be the sum of
                  (x) the average Closing Sale Price over the ten consecutive Trading Day period (the "SPINOFF VALUATION PERIOD") commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences on the Common Stock on the Nasdaq

                  National Market System or such other national or regional exchange or market on which the Common Stock is then listed or quoted and (y) the average Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) over the Spinoff Valuation Period of the portion of the Distribution so distributed applicable to one share of Common Stock; and

                           (ii) the denominator of which shall be the average Closing Sale Price over the Spinoff Valuation Period,

such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided that the Company may in lieu of the foregoing adjustment make adequate provision so that each Noteholder shall have the right to receive upon conversion the amount of Distribution such holder would have received had such holder converted each Note on the Record Date with respect to such distribution.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.05 (and no adjustment to the Conversion Rate under this Section 14.05 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.05(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.05 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

                  No adjustment of the Conversion Rate shall be made pursuant to this Section 14.05(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Company for distribution to holders of Notes upon conversion by such holders of Notes to Common Stock.

                  For purposes of this Section 14.05(d) and Section 14.05(a) and
(b), any dividend or distribution to which this Section 14.05(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be
(1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 14.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 14.05(a) and (b) with respect to such dividend or distribution shall then be made), except

                           (A)      the Record Date of such dividend or
                  distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 14.05(a) and (b) and

                           (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 14.05(a).

                  (e) (A) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock (excluding any transactions solely involving odd lots of shares of Common Stock) shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                           (i)      the numerator of which shall be the sum of
                  (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any

                  Purchased Shares) at the Expiration Time and the Closing Sale Price on the Trading Day next succeeding the Expiration Time, and

                           (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares (including Purchased Shares)) at the Expiration Time multiplied by the Closing Sale Price on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

                           (B) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last time (the "OFFER EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time, the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Offer Expiration Time by a fraction,

                           (i)      the numerator of which shall be the sum of
                  (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to the stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Closing Sale Price on the Trading Day next succeeding the Offer Expiration Time, and

                           (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares (including Accepted Purchased Shares)) at the Offer Expiration Time multiplied by the Closing Sale Price on the Trading Day next succeeding the Offer Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. If such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 14.05(e)(B) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article 11 or a binding share exchange.

                  (f) For purposes of this Section 14.05, the following terms shall have the meaning indicated:

                           (1) "AVERAGE MARKET PRICE", as of any date of determination, shall mean the average of the daily Closing Sale Prices for the ten consecutive Trading Days immediately preceding (A) in the case of a determination pursuant to
                  Section 14.05(b), the date such issuance or distribution is publicly announced and (B) otherwise, the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "ex" date,
                  (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

                                    If another issuance, distribution,
                  subdivision or combination to which Section 14.05 applies occurs during the period applicable for calculating "Average Market Price" pursuant to the definition in the preceding paragraph, "Average Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price during such period.

                           (2) "FAIR MARKET VALUE" shall mean the amount that a willing buyer would pay a willing seller in an arm's-length transaction.

                           (3) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  (g) The Company may make such increases in the Conversion Rate, in addition to those required by Section 14.05(a), (b), (c), (d) or (e) as the Board of Directors considers to be advisable to avoid or diminish any income tax to any holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Notes a notice of the increase prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

                  (h) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this Section 14.05(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 14 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities.

                  (i) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Note register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (j) In any case in which this Section 14.05 provides that an adjustment shall become effective immediately after (1) a record date or Record Date for an event (including without limitation, any event described in Section 14.05(d)), (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 14.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 14.05(b), or (4) the Expiration Time for any tender or exchange offer pursuant to Section 14.05(e), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Note converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 14.03. For purposes of this Section 14.05(j), the term "ADJUSTMENT EVENT" shall mean:

                           (i) in any case referred to in clause (1) hereof, the occurrence of such event,

                           (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

                           (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

                           (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

         (k) For purposes of this Section 14.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 14.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 14.05(c) applies), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, (iii) the Company is a party to a binding share exchange, or (iv) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee (provided, however, the Trustee is under no obligation to execute any such supplemental indenture if it adversely affects the Trustee's own rights, duties, liabilities or immunities) a supplemental indenture providing that each Note shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, binding share exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, binding share exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, binding share exchange, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, binding share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NONELECTING SHARE"), then for the purposes of this Section
14.06 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, binding share exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 14.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at its address appearing on the Note register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  Interest will not accrue on any cash into which the Notes are convertible.

                  If this Section 14.06 applies to any event or occurrence,
Section 14.05 shall not apply.

                  Section 14.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  Section 14.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

                  Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue by the Company thereof.

                  The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

                  The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Note; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Notes into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

                  Section 14.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 14. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 14.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the

Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                  Section 14.10. Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 14.05; or

                  (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note register provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, authorization, grant, reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  Section 14.11. Rights Issued in Respect of Common Stock Issued upon Conversion. Each share of Common Stock issued upon conversion of Notes pursuant to this Article 14 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "RIGHTS"), if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "RIGHTS AGREEMENT"); provided, however, that any holder who is a holder of Common Stock (or direct or indirect interests therein) at the time of conversion of any

Note, but who is not entitled as a holder of Common Stock to hold or receive Rights pursuant to the terms of the Rights Agreement, will not receive any such Rights upon conversion of the Notes. Provided that such Rights Agreement requires that each share of Common Stock issued upon conversion of Notes at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 14 there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, but an adjustment to the Conversion Rate shall be made with respect to Notes then outstanding pursuant to Section 14.05(d) (to the extent required thereby) upon the separation of the Rights from the Common Stock.

                                   ARTICLE XV
                             SUBORDINATION OF NOTES

                  Section 15.01. Notes Subordinated to Senior Indebtedness. The Company and the Trustee each covenants and agrees, and each holder, by its acceptance of a Note, likewise covenant and agree that all Notes shall be issued subject to the provisions of this Article 15; and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of principal, premium and interest on the Notes shall, to the extent and in the manner set forth in this Article 15, be subordinated in right of payment to the prior payment in full, in cash or cash equivalents, of all amounts payable under Senior Indebtedness, including, without limitation, the Company's obligations under the Bank Credit Agreement (including any interest accruing subsequent to an event specified in Sections 6.01(g) and 6.01(h) of this Indenture, whether or not such interest is an allowed claim enforceable against the debtor under the United States Bankruptcy
Code).

                  Section 15.02. No Payment on Notes in Certain Circumstances.

                  (a) No direct or indirect payment by or on behalf of the Company of principal, premium and interest on the Notes, whether pursuant to the terms of the Notes or upon acceleration or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations of any Senior Indebtedness, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Indebtedness.

                  (b) During the continuance of any other event of default with respect to (i) the Bank Credit Agreement pursuant to which the maturity thereof may be accelerated and (A) upon receipt by the Trustee of written notice from the administrative agent under the Bank Credit Agreement (the "ADMINISTRATIVE AGENT") or (B) if such event of default under the Bank Credit Agreement results from the acceleration of the Notes, from and after the date of such acceleration, no payment of principal, premium and interest on the Notes may be made by or on behalf of the Company upon or in respect of the Notes for a period (a "PAYMENT BLOCKAGE PERIOD") commencing on the earlier of the date of receipt of such notice or the date of such acceleration and ending 179 days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Trustee from the Administrative Agent or such event of default has been cured or waived or by repayment in full in cash or cash equivalents of such Senior Indebtedness) or (ii) any other Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated, upon receipt by the Trustee of written notice from the trustee or other representative for the holders of such other Designated Senior Indebtedness (or the holders of at least a majority in principal amount of such other Designated Senior Indebtedness then outstanding), no payment of principal, premium and interest on the Notes may be made by or on behalf of the Company upon or in respect of the Notes for a Payment Blockage Period commencing on the date of receipt of such notice and ending 119 days thereafter (unless, in each case, such Payment Blockage Period shall be terminated by written notice to the Trustee from such trustee of, or other representatives for, such holders or by repayment in full in cash or cash-equivalents of such Designated Senior Indebtedness or such event of default has been cured or waived). Notwithstanding anything in this Indenture to the contrary, there must be 180 consecutive days in any 360-day period in which no Payment Blockage Period is in effect. For all purposes of this Section 15.02(b), no event of default (other than an event of default pursuant to the financial maintenance covenants under the Bank Credit Agreement) that existed or was continuing (it being acknowledged that any subsequent action that would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose) on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period shall be, or shall be made, the basis for the commencement of a second Payment Blockage Period by the representative for, or the holders of, such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 45 consecutive days.

                  (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any holder when such payment is prohibited by Section 15.02(a) or 15.02(b) of this Indenture of which the Trustee has actual knowledge, the Trustee shall promptly notify the holders of Senior Indebtedness of such prohibited payment and such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Senior Indebtedness that such prohibited payment has been made, the holders of the Senior Indebtedness (or their representative or representatives of a trustee) within 30 days of receipt of such notice from the Trustee notify the Trustee of the amounts then due and owing on the Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness and any excess above such amounts due and owing on Senior Indebtedness shall be paid to the Company.

                  Section 15.03. Payment over Proceeds upon Dissolution Etc.

                  (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, in connection with any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or other marshalling of assets for the benefit of creditors, all amounts due or to become due upon all Senior Indebtedness (including any interest accruing subsequent to an event specified in Sections 6.01(g) and 6.01(h) of this Indenture, whether or not such interest is an allowed claim enforceable against the debtor under the United States Bankruptcy
Code) shall first be paid in full, in cash or cash equivalents, before the holders or the Trustee on their behalf shall be entitled to receive any payment by the Company on account of principal, premium and interest on the Notes , or any payment to acquire any of the Notes for cash, property or securities, or any distribution with respect to the Notes of any cash, property or securities. Before any payment may be made by, or on behalf of, the Company on any principal, premium and interest on the Notes in connection with any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets or securities for the Company of any `kind or character, whether in cash, property or securities, to which the holders or the Trustee on their behalf would be entitled, but for the provisions of this Article 15, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution, or by the holders or the Trustee if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to any trustee or trustees under any other indenture pursuant to which any such Senior Indebtedness may have been issued, as their respective interests appear, to the extent necessary to pay all such Senior Indebtedness in full, in cash or cash equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  (b) To the extent any payment of Senior Indebtedness (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Indebtedness is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been affected) shall be deemed to be reinstated and outstanding as Senior Indebtedness for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

                  (c) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any holder at a time when such payment or distribution is prohibited by Section 15.03(a) of this Indenture and before all obligations in respect of Senior Indebtedness are paid in full, in cash or cash equivalents, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of such respective amount of Senior Indebtedness held by such holders) or their representatives, or to the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued, as their respective interests appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full, in cash or cash equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  (d) For purposes of this Section 15.03, the words "cash, property or securities" shall not be deemed to include, so long as the effect of this clause is not to cause the Notes to be treated in any case or proceeding or similar event described in this Section 15.03.as part of the same class of claims as the Senior Indebtedness or any class of claims pari passu with, or senior to, the Senior Indebtedness for any payment or distribution, securities of the Company or any other corporation provided for by a plan of reorganization or readjustment that are subordinated, at least to the extent that the Notes are subordinated, to the payment of all Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such reorganization or readjustment, such corporation assumes the Senior Indebtedness and (2) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the sale, conveyance, transfer, lease or other disposition of all or substantially all of its property and assets to another corporation upon the terms and conditions provided in Article 11 of this Indenture shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 15.03 if such other corporation shall, as a part of such consolidation, merger, sale, conveyance, transfer, lease or other disposition; comply (to the extent required) with the conditions stated in Article 11 of this Indenture.

                  Section 15.04. Subrogation.

                  (a) Upon the payment in full of all Senior Indebtedness in cash or cash equivalents, the holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders or the Trustee on their behalf would be entitled except for the provisions of this Article 15, and no payment pursuant to the provisions of this
Article 15 to the holders of Senior Indebtedness by holders or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 15 are intended solely for the purpose of defining the relative rights of the holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  (b) If any payment or distribution to which the holders would otherwise have been entitled but for the provisions of this Article 15 shall have been applied, pursuant to the provisions of this Article 15, to the payment of all amounts payable under Senior Indebtedness, then, and in such case, the holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, in cash or cash equivalents, of such Senior Indebtedness of such holders.

                  Section 15.05. Obligations of Company Unconditional.

                  (a) Nothing contained in this Article 15 or elsewhere in this Indenture or in the Notes is intended to or shall impair; as among the Company and the holders, the obligation of the Company, which is absolute and unconditional, to pay to the holders the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holders or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 15 of the holders of the Senior Indebtedness.

                  (b) Without limiting the generality of the foregoing; nothing contained in this Article 15 will restrict the right of the Trustee or the holders to take any action to declare the Notes to be due and payable prior to their Stated Maturity pursuant to Section 6.01 of this Indenture or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable or thereafter declared to be due and payable shall first be paid in full, in cash or cash equivalents, before the holders or the Trustee are entitled to receive any direct or indirect payment from the Company of principal, premium and interest on the Notes.

                  Section 15.06. Notice to Trustee.

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 15. The Trustee shall not be charged with the knowledge of the existence of any default or event of default with respect to any Senior Indebtedness or of any other facts that would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Principal Corporate Trust Office to that effect signed by a Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent thereof; and prior to the receipt of any such written notice, the Trustee shall, subject to Article 7, be entitled to assume that no such facts exist; provided that, if the Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which, by the terms of this Indenture, any monies shall become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note), then, notwithstanding anything herein to the contrary, the Trustee shall have full power and authority to receive any monies from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date, except for an acceleration of the Notes prior to such application. Nothing contained in this Section 15.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by this Article 15. The foregoing shall not apply if the Payment Agent is the Company. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  (b) In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 15, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 15 and, if such evidence is not furnished to the Trustee, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  Section 15.07. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets or securities referred to in this Article 15, the Trustee and: the holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver; trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution, delivered to the Trustee or to the holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 15.

                  Section 15.08. Trustee's Relation to Senior Indebtedness.

                  (a) The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article 15 with respect to any Senior Indebtedness that may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this indenture shall deprive the Trustee or any paying agent of any of its rights as such holder.

                  (b) With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 15, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Sections 15.02(c) and 15.03(c) of this Indenture) and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to holders of Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 15 or otherwise.

                  Section 15.09. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided in this Article 15 will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with. The provisions of this Article 15 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

                  Section 15.10. Holders Authorize Trustee to Effectuate Subordination of Notes. Each holder by his acceptance of any Notes authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 15, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the property and assets of the Company, the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings. If the Trustee does not file a proper claim or proof in indebtedness in the form required in such proceeding at least 30 days before the expiration of the time to file such claim or claims, each holder of Senior Indebtedness is hereby authorized to file an appropriate claim for and on behalf of the holders.

                  Section 15.11. Not to Prevent Events of Default. The failure to make a payment on account of principal of, premium, if any, or interest on the Notes by reason of any provision of this Article 15 will not be construed as preventing the occurrence of an Event of Default.

                  Section 15.12. Trustee's Compensation Not Prejudiced. Nothing in this Article 15 will apply to amounts due to the Trustee pursuant to other sections of this Indenture, including Section 7.07.

                  Section 15.13. No Waiver of Subordination Provisions. Without in any way limiting the generality of Section 15.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the holders, without incurring responsibility to the holders and without impairing or releasing the subordination provided in this
Article 15 or the obligations hereunder of the holders to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

                  Section 15.14. Payments May Be Paid Prior to Dissolution. Nothing contained in this Article 15 or elsewhere in this Indenture shall prevent (i) the Company except under the conditions described in Section 15.02 or 15.03, from making payments of principal of, premium, if any, and interest on the Notes, or from depositing with the Trustee any money for such payments, or
(ii) the application by the Trustee of any money deposited with it for the purpose of making such payments of principal of, premium, if any, and interest on the Notes to the holders entitled thereto unless, at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 15.02(b) of this Indenture (or there shall have been an acceleration of the Notes prior to such application) or in Section 15.06 of this Indenture. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

                  Section 15.15. Consent of Holders of Senior Indebtedness Under the Bank Credit Agreement. The provisions of this Article 15 (including the definitions contained in this Article and references to this Article contained in this Indenture) shall not be amended in a manner that would adversely affect the rights of the holders of Senior Indebtedness under the Bank Credit Agreement, and no such amendment shall become effective unless the holders of Senior Indebtedness under the Bank Credit Agreement shall have consented (in accordance with the provisions of the Bank Credit Agreement) to such amendment. The Trustee shall be entitled to receive and rely on an Officer's Certificate stating that such consent has been given.

                  Section 15.16. Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article 8 by the Trustee for the payment of principal of, premium, if any, and interest on the Notes shall not be subordinated to the prior payment of any Senior Indebtedness (provided that at the time deposited, such deposit did not violate any then outstanding Senior Indebtedness), and none of the holders shall be obligated to pay over any such amount to any holder of Senior Indebtedness.

                      ARTICLE XVI MISCELLANEOUS PROVISIONS

                  Section 16.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

                  Section 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

                  Section 16.03. Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to AGCO Corporation, 4205 River Green Parkway, Duluth, Georgia 30096, Attention: General Counsel. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box addressed by the Company to the Principal Corporate Trust Office or by the Noteholders to the Corporate Trust Office.

                  The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 16.04. Governing Law. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without reference to its principles of conflict of laws.

                  Section 16.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 16.06. Legal Holidays. In any case in which the date of maturity of interest on or principal of the Notes or the redemption date or Repurchase Date of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the redemption date or Repurchase Date, and no interest shall accrue for the period from and after such date.

                  Section 16.07. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 16.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

                  Section 16.08. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

                  Section 16.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, Conversion Agent, any Note registrar and their successors hereunder and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 16.10. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 16.11. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.03 and 3.05, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and, at the Company's expense, shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note register.

                  The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

                  The provisions of Sections 7.03, 7.04, 7.05, 8.03 and this
Section 16.11 shall be applicable to any authenticating agent.

                  Section 16.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  Section 16.13. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SunTrust Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                   AGCO CORPORATION, as Issuer

                                   By: ________________________________________
                                       Name:
                                       Title:

                                   SUNTRUST BANK, as Trustee

                                   By: ________________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT A

[Include only for Global Notes:]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Notes that are Restricted Securities]

[THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT (A) TO AGCO CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) ABOVE), IT WILL FURNISH TO SUNTRUST BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (2)(D) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.]

                                AGCO CORPORATION

              1 3/4% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2033

                                                             CUSIP: [__________]

No.                                                                 $___________

                  AGCO CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to ___________________ or its registered assigns, [the principal sum of
_________________________DOLLARS] [the principal sum set forth on Schedule I hereto]1 on December 31, 2033 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 30 and December 31 of each year, commencing June 30, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 1 3/4%, from the June 30 or December 31, as the case may be, next preceding the date oF this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from December 23, 2003 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any June 15 or December 15, as the case may be, and before the following June 30 or December 31, this Note shall bear interest from such June 30 or December 31; provided that if the Company shall default in the payment of interest due on such June 30 or December 31, then this Note shall bear interest from the next preceding June 30 or December 31 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from December 23, 2003. Except as otherwise provided in the Indenture, the interest payable on the Note pursuant to the Indenture on any June 30 or December 31 will be paid to the Person entitled thereto as it appears in the Note register at the close of business on the record date, which shall be the June 15 or December 15 (whether or not a Business Day) next preceding such June 30 or December 31, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid either (i) by check mailed to the registered address of such Person (provided that the holder of Notes with an aggregate principal amount in excess of $2,000,000 shall, at the written election (timely made and containing appropriate wire transfer information) of such holder, be paid by wire transfer of immediately available funds) or (ii) by transfer to an account maintained by such Person located in the United States; provided that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

--------------------------------
(1) For Global Notes only.

                  The Company promises to pay interest on overdue principal and premium, if any, (to the extent that payment of such interest is enforceable under applicable law) at the rate of 2 3/4%, per annum.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York without reference to its principles of conflict of laws.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                   AGCO CORPORATION

                                   By: _______________________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

SUNTRUST BANK, as Trustee

By: _______________________________
    Authorized Officer

Dated:

                             FORM OF REVERSE OF NOTE

                                AGCO CORPORATION

                     1 3/4% CONVERTIBLE SENIOR NOTE DUE 2033

                  This Note is one of a duly authorized issue of Notes of the Company, designated as its 1 3/4% Convertible Senior Subordinated Notes Due 2033 (herein called the "NOTES"), limited in aggregate principal amount to $201,250,000, issued and to be issued under and pursuant to an Indenture dated as of December 23, 2003 (herein called the "INDENTURE"), between the Company and SunTrust Bank, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

                  In case an Event of Default shall have occurred and be continuing, the principal of, and premium, if any, and accrued interest on, all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or change the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon or reduce any amount payable on redemption or repurchase thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency or payable at any place other than that provided in the Indenture or the Notes, or change the obligation of the Company to redeem any Note on a redemption date in a manner adverse to the holders of Notes, or change the obligation of the Company to redeem any Note upon the happening of a Fundamental Change in a manner adverse to the holders of Notes, or change the obligation of the Company to repurchase any Note on a Repurchase Date in a manner adverse to the holders of Notes, or reduce the Conversion Rate otherwise than in accordance with the terms of the Indenture or otherwise impair the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 14.06, thereof, or adversely modify, in any material respect, the provisions of Article 15, or reduce the quorum or the voting requirements under the Indenture, or modify any of the provisions of Section 10.02 or Section 6.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.01 thereof, in each case, without the consent of the holder of each Note so affected, or
(ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture or to waive any past Event of Default, without the consent of the holders of each Notes affected thereby. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest, or any premium on or the principal of, any of the Notes, or a failure by the Company to convert any Notes into Common Stock of the Company, or a default in the payment of the redemption price, or a default in the payment of the repurchase price on a Repurchase Date, or a default in respect of a covenant or provisions of the Indenture which under Article 10 of the Indenture cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and interest on, this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

                  At any time on or after January 1, 2011, the Notes may be redeemed at the option of the Company, in whole or in part, in cash, upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the redemption date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest, if any, to, but excluding the date fixed for redemption; provided that if the redemption date is on a March 15 or September 15, then the interest payable on such date shall be paid to the holder of record on the preceding March 1 or September 1, respectively:

                  The Company may not give notice of any redemption of the Notes if a default in the payment of interest or premium, if any, on the Notes has occurred and is continuing.

                  The Notes are not subject to redemption through the operation of any sinking fund.

                  If a Fundamental Change occurs at any time prior to maturity of the Notes, this Note will be redeemable on a Fundamental Change Redemption Date, 30 days after notice thereof, at the option of the holder of this Note at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to (but excluding) the redemption date; provided that if such Fundamental Change Redemption Date is a June 30 or December 31, the interest payable on such date shall be paid to the holder of record of this Note on the preceding June 15 or December 15, respectively. The Notes will be redeemable in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Note to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Note with the form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed, together with such Note, duly endorsed for transfer, on or before the 30th day after the date of such notice of a Fundamental Change (or if such 30th day is not a Business Day, the immediately succeeding Business Day).

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the holder, all or any portion of the Notes held by such holder, in cash, on December 31, 2010, December 31, 2013, December 31, 2018, December 31, 2023 and December 31, 2028, in whole multiples of $1,000 at a purchase price of 100% of the principal amount, plus any accrued and unpaid interest, on such Note up to the Repurchase Date. To exercise such right, a holder shall deliver to the Company such Note with the form entitled "Repurchase Notice" on the reverse thereof duly completed, together with the Note, duly endorsed for transfer, at any time from the opening of business on the date that is 20 Business Days prior to such Repurchase Date until the close of business on the Repurchase Date, and shall deliver the Notes to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

                  Holders have the right to withdraw any Repurchase Notice by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal up to the close of business on the Repurchase Date, all as provided in the Indenture.

                  If cash sufficient to pay the purchase price of all Notes or portions thereof to be purchased as of the Repurchase Date is deposited with the Trustee (or other paying agent appointed by the Company), on the Business Day following the Repurchase Date, interest will cease to accrue on such Notes (or portions thereof) immediately after such Repurchase Date, and the holder thereof shall have no other rights as such other than the right to receive the purchase price upon surrender of such Note.

                  Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Notes into 44.7193 shares of the Company's Common Stock, subject to adjustment as provided in the Indenture. A Note in respect of which a holder is exercising its right to require redemption upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise either such right in accordance with the terms of the Indenture. The Conversion Rate for the Notes on any

Conversion Date shall be determined as set forth in the Indenture. The Company shall deliver cash or a check in lieu of any fractional share of Common Stock.

                  The Company shall deliver to the holder through the Conversion Agent, no later than the third Business Day following the Conversion Date, a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of any fractional shares.

                  A holder may convert a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Note, except for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date, in which case the holder on such record date shall receive the interest payable on such interest payment date, that portion of accrued and unpaid interest on the converted Note attributable to the period from the most recent interest payment date (or, if no interest payment date has occurred, from the date of original issuance of the Notes) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash in lieu thereof, in exchange for the Note being converted pursuant to the provisions hereof.

                  Notes or portions thereof surrendered for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date shall be accompanied by payment to the Company or its order, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date with respect to the principal amount of Notes or portions thereof being surrendered for conversion; provided that no such payment need be made if (1) the Company has specified a Redemption Date that occurs during the period from the close of business on a record date to the close of business on the Business Day immediately preceding the interest payment date to which such record date relates, (2) the Company has specified a Fundamental Change Redemption Date during such period or (3) only to the extent of overdue interest, any overdue interest exists on the Conversion Date with respect to the Notes converted.

                  No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the current market price of the Common Stock as provided in Section 14.03 of the Indenture.

                  To convert a Note, a holder must (a) complete and manually sign the conversion notice set forth below or a facsimile thereof and deliver such notice to a Conversion Agent, (b) surrender the Note to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents (including any certification that may be required under applicable law) if required by the Conversion Agent, (d) pay any transfer or similar tax, if required and (e) if required pay funds equal to the interest payable on the next interest payment date.

                  The Conversion Rate will be adjusted as set forth in Article 14 of the Indenture.

                  Any Notes called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the Business Day preceding the redemption date, may be deemed to be redeemed from the holders of such Notes for an amount equal to the applicable redemption price, together with accrued but unpaid interest to, but excluding, the date fixed for redemption, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Notes from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Notes as aforesaid to the Trustee in trust for the holders.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent, any Conversion Agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor other Conversion Agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of, or any premium or interest on, this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -      as tenants in common                          UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -      as tenant by the entireties                   (Cust)                    (Minor)
JT TEN -       as joint tenants with right of                under Uniform Gifts to Minors Act
               survivorship and not as tenants in common     _________________________________
                                                                          (State)

                  Additional abbreviations may also be used though not in the above list.

                                CONVERSION NOTICE

TO:               AGCO CORPORATION
                  SUNTRUST BANK

                  The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of AGCO Corporation in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated: ______________________

                                   _____________________________________________
                                   Name of Holder or underlying participant of Depository

                                   _____________________________________________

                                   _____________________________________________
                                   Signature(s)

                                   Signature(s) must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   _____________________________________________
                                   Signature Guarantee

                  Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

___________________________________
(Name)

___________________________________
(Street Address)

___________________________________
(City, State and Zip Code)

___________________________________
Please print name and address

Principal amount to be converted
(if less than all):

$ _________________________________

Social Security or Other Taxpayer
Identification Number:

___________________________________

                            OPTION TO ELECT REPAYMENT
                             UPON A DESIGNATED EVENT

TO:               AGCO CORPORATION
                  SUNTRUST BANK

                  The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from AGCO Corporation (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, but excluding, the Fundamental Change Redemption Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: ______________________

                                   __________________________________

                                   __________________________________
                                   Signature(s)

                                   NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                   Principal amount to be repaid (if less than all):

                                   __________________________________

                                   __________________________________
                                   Social Security or Other Taxpayer
                                   Identification Number

                                REPURCHASE NOTICE

TO:               AGCO CORPORATION
                  SUNTRUST BANK

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from AGCO Corporation (the "COMPANY") regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, by excluding, the Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.

                  Dated:

                  Signature(s):

                  NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                  Note Certificate Number (if applicable):

                  Principal amount to be repurchased (if less than all):

                  Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT

                  For value received ______________________________hereby
sell(s) assign(s) and transfer(s) unto ___________________________________
(Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended), the undersigned confirms that such Note is being transferred:

         [ ]      To AGCO Corporation or a subsidiary thereof; or

         [ ] To a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

         [ ] Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to AGCO Corporation or a subsidiary thereof, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________

                                   _____________________________________

                                   _____________________________________
                                   Signature(s)

                                   Signature(s) must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Note registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   _____________________________________
                                   Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Option to Elect Redemption Upon a Fundamental Change, the Repurchase Notice or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                                                      Schedule I

[Include Schedule I only for a Global Note]

                                AGCO CORPORATION
                        1 3/4% Convertible Note Due 2033

No. _______

                                                                   Authorized Signature
                                  Notation Explaining Principal        of Trustee or
   Date       Principal Amount           Amount Recorded                 Custodian
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

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